Exhibit 10.2

                                    GUARANTEE

            GUARANTEE, dated as of January 1, 2004, made by American Home Mortgage Investment Corp. (the "Guarantor"), on behalf of American Home Mortgage Corp. (the "Seller"), in favor of CDC Mortgage Capital Inc. ("CDC"), a party to the Amended and Restated Master Repurchase Agreement and the Amended and Restated Custodial and Disbursement Agreement, each referred to below.

                                    RECITALS

            Pursuant to that certain Amended and Restated Master Repurchase Agreement, dated as of May 14, 2003 (as amended, supplemented or otherwise modified from time to time, the "Original Repurchase Agreement"), between CDC and the Seller, the Seller has agreed to sell, from time to time, to CDC certain mortgage loans (the "Mortgage Loans") as whole loans upon the terms and subject to the conditions set forth therein. The Guarantor owns indirectly all interests in the Seller. Pursuant to the terms of that certain Amended and Restated Custodial and Disbursement Agreement, dated as of May 14, 2003 (the "Custodial and Disbursement Agreement"), Deutsche Bank National Trust Company ("Deutsche Bank") is required to (i) take possession of the Mortgages and the Mortgage Notes, along with certain other documents specified in the Agreements, as the Custodian of CDC and any future purchaser, on several delivery dates, in accordance with the terms and conditions of the Custodial and Disbursement Agreement and (ii) hold certain accounts of the Seller and CDC and disburse certain funds in accordance with the terms of the Custodial and Disbursement Agreement. Pursuant to that certain Amendment to the Amended and Restated Master Repurchase Agreement, dated as of January 1, 2004 (the "Amendment", and collectively with the Original Repurchase Agreement as amended from time to time, the "Repurchase Agreement"), between CDC and the Seller, CDC and the Seller have agreed to amend the Original Repurchase Agreement to modify certain covenants, events of default and representations and warranties relating to the Mortgage Loans.

            It is a condition precedent to CDC's entering into the Amendment that the Guarantor shall have executed and delivered this Guarantee with respect to any and all representations, warranties, covenants and other obligations (collectively, the "Obligations") of the Seller with respect to CDC under each of the Repurchase Agreement, the Custodial and Disbursement Agreement and each other Repurchase Document.

            NOW, THEREFORE, in consideration of the premises and to induce CDC to enter into the Amendment, the Guarantor hereby agrees, for the benefit of CDC, as follows:

      1. Defined Terms.

            (a) Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.

            (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

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            (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Guarantee.

      (a) The Guarantor hereby, unconditionally and irrevocably, guarantees, for the benefit of CDC and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Seller when such payment is due or performance required in accordance with the Obligations.

      (b) Anything herein to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of the debtors.

      (c) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by CDC in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are performed and/or paid in full and the Agreements are terminated, notwithstanding that from time to time prior thereto the Seller may be free from any Obligations.

      (d) No actions or payments made by the Seller, the Guarantor, any other guarantor or any other Person or received or collected by CDC from the Seller, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are paid in full and the Agreements are terminated.

      (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to CDC on account of its liability hereunder, it will notify CDC in writing that such payment or performance is made under this Guarantee for such purpose.

      3. Right of Set-off. The Guarantor hereby irrevocably authorizes CDC at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by CDC to or for the credit or the account of the Guarantor, or any part thereof in such amounts as CDC may elect, against and on account of the obligations and liabilities of the Guarantor to CDC hereunder and claims of every nature and description of CDC against the Guarantor, in any currency, whether arising hereunder, or otherwise, as CDC may elect, whether or not CDC has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. CDC shall


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notify the Guarantor promptly of any such set-off and the application made by
CDC; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of CDC under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which CDC may have.

      4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set off or application of funds of the Guarantor by CDC, the Guarantor shall not be entitled to be subrogated to any of the rights of CDC against the Seller or any other guarantor or any collateral security or guarantee or right of offset held by CDC for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Seller or any other guarantor in respect of any payments made by the Guarantor hereunder, until all amounts owing to CDC are paid in full and the Agreements are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for CDC segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to CDC, in the exact form received by the Guarantor (duly indorsed by the Guarantor to CDC, if required), to be applied against the Obligations, whether matured or unmatured, in such order as CDC may determine.

      5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for repurchase or other performance or payment under any of the Obligations made by CDC may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by CDC, and the Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as CDC may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by CDC for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. CDC shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, CDC may, but shall be under no obligation to, make a similar demand on the Seller or any other guarantor, and any failure by CDC to make any such demand or to collect any payments from the Seller or any such other guarantor or any release of the Seller or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of CDC against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by CDC upon this Guarantee or acceptance of this Guarantee, and any creation, renewal extension or accrual of any of the Obligations, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this


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Guarantee; and all dealings between the Seller and the Guarantor, on the one hand, and CDC and the Seller, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Seller or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection without regard to (a) the validity, regularity or enforceability of the Repurchase Agreement, the Custodial and Disbursement Agreement, or any other document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by CDC, (b) any defense, set-off or counterclaim (other than a defense of payment or performance in full) which may at any time be available to or be asserted by the Seller against CDC, or (c) any other circumstance whatsoever (other than a defense of payment or performance in full) (with or without notice to or knowledge of the Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Seller from the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, CDC may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto and any failure by CDC to pursue such other rights or remedies or to collect any payments from the Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Seller or any such other Person or any such collateral security, guarantee or right of offset shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of CDC against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of CDC, and its respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by complete performance and payment in full and the Agreements shall be terminated, notwithstanding that from time to time during the term of the Agreements the Guarantor may be free from any Obligations.

      7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment and/or performance, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by CDC upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to CDC without set-off or counterclaim in U.S. Dollars at the office of CDC as specified in Section 8 of the Repurchase Agreement.


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      9. Representations and Warranties. The Guarantor hereby represents and warrants that:

      (a) it is duly organized, validly existing and in good standing under the laws of the state of Maryland and has the power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

      (b) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

      (c) this Guarantee has been duly executed and delivered on behalf of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

      (d) neither the execution and delivery of this Guarantee, nor the fulfillment of or compliance with the terms and conditions of this Guarantee, will conflict with or result in a breach of any of the terms, conditions or provisions of the Guarantor's organizational documents or any agreement or instrument to which the Guarantor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Guarantor or its property is subject;

      (e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any governmental authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

      (f) there are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Guarantor or any of its subsidiaries or affecting any of its properties before any governmental authority which (i) questions or challenges the validity or enforceability of the Agreements or any action to be taken in connection with the transactions contemplated thereby, (ii) makes a claim or claims in an aggregate amount greater than $500,000, or (iii) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect (as defined in the Repurchase Agreement).

      (g) it has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any lien of any nature whatsoever except such as are disclosed in the balance sheet referred to in Section 9(i) hereof;

      (h) it has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or


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any of its property by any governmental authority (other than any amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantor); no tax lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

      (i) the consolidated balance sheet of the Guarantor as of December 31, 2003 and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, audited by Deloitte & Touche LLP, copies of which have heretofore been furnished to CDC, are complete and correct and present fairly the financial condition of the Guarantor as at such date, and the results of its operations and its cash flow for such fiscal year. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or responsible officer, as the case may be, and as disclosed therein). At the date of the most recent balance sheet referred to above, the Guarantor had no material guarantee obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 2003, to and including the date hereof there has been no sale, transfer or other disposition by the Guarantor of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of the Guarantor at December 31, 2003; and

      (j) the Guarantor has not engaged in any material "prohibited transactions" as defined in Section 857(b)(6)(B)(iii) and (C) of the Code. The Guarantor for its current "tax year" (as defined in the Code) is and for all prior tax years subsequent to its election to be a real estate investment trust has been entitled to a dividends paid deduction under the requirements of
Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120-REIT filed with the United States Internal Revenue Service for such year. The Guarantor will not engage in any "prohibited transactions" and will maintain its status as a real estate investment trust until the termination of this Guarantee.

      10. Notices. All notices, requests and demands which are required or permitted to be given under this Guarantee shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (a) if to CDC or to the Seller, at their respective addresses or transmission numbers for notices provided in Section 17 of the Repurchase Agreement; and

      (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.


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            CDC, the Seller and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

      11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof.

      13. Amendments in Writing; No Waiver; Cumulative Remedies.

      (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and CDC.

      (b) CDC shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of CDC, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by CDC of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which CDC would otherwise have on any future occasion.

            The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      14. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      15. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of CDC and its successors and assigns. This Guarantee may not be assigned by the Guarantor without the prior written consent of CDC, which consent shall be at CDC's sole discretion. This Guarantee may be assigned by CDC without the consent of the Guarantor to any assignee of the Repurchase Agreement.

      16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

      17. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:


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      (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING
RELATING TO THIS GUARANTEE AND THE OTHER REPURCHASE DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

      (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

      (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH CDC SHALL HAVE BEEN NOTIFIED; AND

      (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

      (e) CDC AND GUARANTOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE, ANY OTHER REPURCHASE DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      (f) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

      18. Acknowledgments. The Guarantor hereby acknowledges that:

      (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

      (b) CDC does not have any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee, and the relationship between the Guarantor, the Seller and CDC; and

      (c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby among the Guarantor, the Seller and CDC.


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      19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER DOCUMENT RELATING HERETO OR THE MORTGAGE LOANS AND FOR ANY COUNTERCLAIM THEREIN.

            IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    AMERICAN HOME MORTGAGE INVESTMENT CORP.



                                      By:  /s/ Stephen A. Hozie
                                         ---------------------------------------
                                          Name:   Stephen A. Hozie
                                          Title:  Executive Vice President
                                                  and Chief Financial Officer

                                    Address for Notices:

                                    American Home Mortgage Investment Corp.
                                    520 Broadhollow Road
                                    Melville, New York 11747
                                    Attention: Alan B. Horn
                                    Telecopier No.: (800) 209-7276
                                    Telephone No: (516) 396-7703